UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2010

AXIOLOGIX EDUCATION CORPORATION

(Exact name of registrant as specified in charter)

Nevada	333-161321	61-1585332
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Scarborough Dr., Suite 308E Egg Harbor Township, New Jersey	08234
(Address of principal executive offices)	(Zip Code)

(609) 646-2005

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 – Other Events

The common stock of Axiologix Education Corporation (the “Registrant”) became eligible for trading on the FINRA-operated Over-the-Counter Bulletin Board (“OTCBB”) when the market opened on Tuesday, March 23, 2010.  The shares of the Registrant will trade under the ticker symbol “AXLX.OB”.

The OTCBB is a regulated quotation service that displays real-time quotes, last-sale prices and volume information for over-the-counter equity securities.  OTC securities are traded by a community of market makers that enter quotes and trade through a sophisticated computer network.  Information on the OTCBB can be found at www.otcbb.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIOLOGIX EDUCATION CORPORATION

Date: March 24, 2010	By: /s/ John P. Daglis
John P. Daglis, President